                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:



[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to section 240.14a-12



                        NATIONWIDE SEPARATE ACCOUNT TRUST
                        ---------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)       Title of each class of securities to which transaction applies: _______________________

2)       Aggregate number of securities to which transaction applies: __________________________

3)       Per unit price or other underlying value of transaction computed pursuant to Exchange
         Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  __________________________________________________________________

4)       Proposed maximum aggregate value of transaction: ______________________________________

5)       Total fee paid: _______________________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
         and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid: _______________________________________________________________

2)       Form, Schedule or Registration Statement No.: _________________________________________

3)       Filing Party: _________________________________________________________________________

4)       Date Filed: ___________________________________________________________________________


                        NATIONWIDE SEPARATE ACCOUNT TRUST
                              One Nationwide Plaza
                              Columbus, Ohio 43215


November 19, 2001


Dear Nationwide Global 50 Fund Shareholders:

The enclosed proxy statement details two proposed changes for the Nationwide Global 50 Fund (the "Fund"), a series of Nationwide Separate Account Trust (the "Trust"). The first proposed change relates to the Fund's subadviser. Specifically, the Trust's Board of Trustees has recommended that Gartmore Global Partners ("GGP") manage the Fund, replacing J. P. Morgan Investment Management, Inc. ("J.P. Morgan") as the Fund's subadviser. The second proposal would change the Fund's classification from a "diversified" to a "non-diversified" fund, thereby allowing the Fund to focus further its investments (while still complying with the diversification requirements of the Internal Revenue Code). Neither of these proposals will change the fees payable by the Fund or by its shareholders. The proposed changes, if approved by shareholders of the Fund, are expected to take place on or about January 2, 2002.


The Board of Trustees is requesting that shareholders approve the replacement of J.P. Morgan with GGP as the subadviser to the Fund upon the recommendation of Villanova Mutual Fund Capital Trust, the Fund's investment adviser (the "Adviser"). The Adviser's recommendation was based on several factors, including:

     - The Fund's underperformance compared to its benchmark index and peer group since the Fund's inception.

     - The Board of Trustees' approval of a separate proposal by the Adviser to modify the Fund's investment strategies which, when implemented, will make the Fund's investment strategies compatible with the Gartmore Leaders series of funds, and thus make the Fund eligible to benefit from a current marketing initiative that will focus on those funds.

     -    GGP's international investment experience and capabilities.

The proposal to change the Fund's classification from a "diversified" to a "non-diversified" fund will enable the Fund to more effectively pursue its modified investment strategy.

Please read the enclosed Proxy Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,


Kevin S. Crossett
Secretary, Nationwide Separate Account Trust

                        NATIONWIDE SEPARATE ACCOUNT TRUST

                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Nationwide Global 50 Fund and to the
Owners of Variable Annuity Contracts or Variable Life
Insurance Policies entitled to give voting instructions to the Shareholders of Nationwide Global 50 Fund:


     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nationwide Global 50 Fund (the "Fund"), a separate series of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), will be held on Thursday, December 27, 2001, at 11:00 a.m., Eastern Time, at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215*. The purpose of the Meeting is to consider and act on the following matters:


     1. To approve a subadvisory agreement with Gartmore Global Partners, so that Gartmore Global Partners will replace J. P. Morgan Asset Management, Inc. as the subadviser for the Fund;

     2. To amend the Fund's fundamental policy regarding diversification to change the Fund from a diversified to a non-diversified fund; and

     3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     Shares of the Fund may be purchased by certain separate accounts of Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Nationwide hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the Fund which are held in such separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to all other shareholders, the Trustees of the Trust are soliciting your votes.

     If you are a shareholder of record as of the close of business on October 15, 2001, you may instruct the persons listed on the enclosed proxy card on how your shares in the Fund should be voted. If you are a variable contract owner of record at the close of business on October 15, 2001, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is


-------------
* Four Nationwide Plaza is located at the northwest corner of Front Street and Spring Street in downtown Columbus, Ohio.

enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                          By Order of the Trustees,




November 19, 2001                         Kevin S. Crossett, Secretary




                             YOUR VOTE IS IMPORTANT

WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                            NATIONWIDE GLOBAL 50 FUND

                                ONE PORTFOLIO OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST


                          TO BE HELD DECEMBER 27, 2001

                           GENERAL VOTING INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting of Shareholders (the "Meeting") of Nationwide Global 50 Fund (the "Fund"), a portfolio or series of the Trust. The Meeting will be held at 11:00 a.m., Eastern Time, on Thursday, December 27, 2001. The Meeting will be conducted at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215. The principal executive offices of the Trust are located at One Nationwide Plaza, Columbus, Ohio 43215. The Trustees have fixed the close of business on October 15, 2001, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Fund.

     This Proxy Statement and forms of proxy card and voting instructions will be sent to shareholders and variable contract owners on or about November 26, 2001. Shareholders of record on the Record Date are entitled to one vote for each share they own and a proportionate fractional vote for any fraction of a share they own as to each issue on which such shareholders are entitled to vote. As of the Record Date, the Fund had 6,879,332.752 shares of beneficial interest (the "Shares") that were outstanding and are therefore entitled to vote at the Meeting. All of the Shares are designated Class I shares. The Fund is not currently authorized to issue any other classes of shares.



     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy card(s) will vote Shares at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote "FOR" the proposals. Shareholders may revoke previously submitted proxy cards at any time prior to the Meeting by: (i) submitting to the Trust a subsequently dated proxy card;
(ii) delivering to the Trust a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised.

     With respect to the Nationwide separate accounts that hold Shares as of the Record Date, Nationwide will vote those Shares at the Meeting, as required, in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. To the extent required, Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice (for, against or abstain), Nationwide will consider its timely receipt as an instruction to vote "FOR" the proposals. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions;
(ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the voting instruction form is exercised.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT P.O. BOX 1492, COLUMBUS, OHIO 43216, OR BY CALLING TOLL-FREE (800)848-6331. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

     At the Meeting, shareholders of the Fund will be asked to vote on the proposals that are described below and in the Notice of Special Meeting (individually, a "Proposal" and, collectively, the "Proposals").

     The Trust knows of no business other than that mentioned in the Proposals which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. In order to act upon each of the Proposals, a quorum consisting of a majority of the Shares of the Fund entitled to vote at the Meeting must be present in person or by proxy. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve each of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposals, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

                 PROPOSALS 1 AND 2 - TO APPROVE A NEW SUBADVISER
             FOR THE FUND AND TO AMEND THE FUND'S FUNDAMENTAL POLICY
                           REGARDING DIVERSIFICATION

INTRODUCTION


     Since the Fund's inception in 1997, the Fund's focus has been modified from that of a diversified, global equity fund to a more concentrated global equity fund. Even with this modification in focus, Villanova Mutual Fund Capital Trust, the Fund's investment adviser (the "Adviser"), has concluded that the Fund's performance relative to its peers and its benchmark index and the Fund's ability to attract and retain investors has been unsatisfactory. As a result, the Adviser made the following recommendations to the Trust's Board of Trustees (the "Board") at its quarterly meeting held on September 27, 2001: (1) replace J. P. Morgan Investment Management, Inc. ("J. P. Morgan") with Gartmore Global Partners ("GGP") as the Fund's subadviser, (2) modify the Fund's investment strategies to focus the Fund's portfolio to a group of approximately 30 holdings (as opposed to the current 50 holdings) which are identified by the portfolio manager to be leaders - I.E., those companies well positioned to take advantage of growth opportunities - such modifications to be effective on or about January 25, 2001 (assuming the approval of Proposal 1), and (3) amend the Fund's fundamental policy regarding diversification to change the Fund from a diversified fund to a non-diversified fund and thereby enable the Fund to better accommodate its proposed greater "Leaders" focus.


     The Adviser has recommended such modifications in order to improve Fund performance and make the Fund more attractive to investors based upon the Adviser's analysis of current market demand. As so modified, the Fund will be able to benefit from being included within a new group of "Leaders" funds that are a part of a new marketing initiative by the Adviser.


     After reviewing and considering the Adviser's recommendation, the Board of Trustees, at the September 27th meeting, voted to (1) terminate the current subadvisory agreement with J. P. Morgan, (2) approve an amendment to the subadvisory agreement among the Trust, GGP and the Adviser, so that GGP will replace J. P. Morgan as the Fund's subadviser, subject to the approval of such subadvisory agreement by the shareholders of the Fund, (3) approve the proposed modification to the Fund's investment strategies as recommended by the Adviser, assuming shareholder approval of the subadvisory agreement with GGP, and (4) approve the change in the Fund's classification from diversified to non-diversified, subject to the approval of such change by the Fund's shareholders. For these reasons, the Board is submitting Proposals 1 and 2 to the shareholders of the Fund for their approval. Approval of the Proposals will not change the fees payable by the Fund or its shareholders.


     The decision by the Board to recommend that J. P. Morgan be replaced with GGP and that the Fund's classification as diversified be changed from diversified to non-diversified, as well as other important information, is described in more detail below.

     PROPOSAL 1 - TO APPROVE A NEW SUBADVISORY AGREEMENT WITH GARTMORE GLOBAL PARTNERS, SO THAT GARTMORE GLOBAL PARTNERS WILL REPLACE J. P. MORGAN INVESTMENT MANAGEMENT, INC. AS THE SUBADVISER FOR THE FUND.



BACKGROUND INFORMATION

     The Fund is an investment portfolio or series of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, the Adviser recommends for selection the subadviser(s) for the Fund and supervises the Fund's daily business affairs, subject to the supervision and direction of the Board. The Adviser recommends subadviser(s) it believes will provide the Fund with high quality investment services consistent with the Fund's investment objectives. The Adviser is responsible for the overall monitoring of the Fund's subadviser(s).

     J. P. Morgan, as the Fund's current sole subadviser, is independent of the Adviser and discharges its responsibilities, subject to the oversight and supervision of the Adviser. J. P. Morgan is paid by the Adviser from the fees the Adviser receives from the Fund.

     As part of the Adviser's duties to recommend and supervise the Fund's subadviser(s), the Adviser is responsible for communicating performance expectations to the subadvisers, evaluating the subadviser(s) and recommending to the Board whether a particular subadviser's contract with the Trust should be renewed, modified or terminated. The Adviser regularly provides written reports to the Board describing the results of its evaluation and monitoring functions.

     The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") that permits the Trustees of the Trust generally to approve a change in the Fund's subadvisers, upon the recommendation of the Adviser, without shareholder approval (the "Order"). The Order grants such authority to the Trustees only with respect to subadvisers that are not affiliated with the Adviser. However, since GGP is an indirect subsidiary of Nationwide Corporation, which also ultimately controls the Adviser, GGP is considered to be affiliated with the Adviser. Therefore, shareholder approval of the proposed subadvisory agreement, which is described more fully below, and the compensation payable thereunder is required.

RECOMMENDATION TO HIRE GGP

     As part of its ongoing obligation to monitor and evaluate the performance of the Fund's subadviser(s), the Adviser recently completed a due diligence review of J. P. Morgan's management of the Fund. As discussed above, the Adviser's review and evaluation of J. P. Morgan focused upon (1) the performance of the Fund; and (2) the ability of the Fund, as currently managed, to attract and retain investors and to grow its assets.

     Upon completion of its due diligence review, the Adviser determined to recommend that J. P. Morgan be replaced because (a) the performance of the Fund since its inception has not been strong, either absolutely or relative to its peer group of funds or benchmark index, and (b) as a result of such performance and the Adviser's concerns regarding J. P. Morgan's commitment to marketing support for the Fund, the Fund has not grown in assets at a rate that the Adviser believes is necessary or appropriate to support this type of fund. In addition, at the time the Fund began operations, the Adviser did not have, either directly or through its affiliates, the resources or experience to manage a global equity fund and therefore hired J. P. Morgan to manage the Fund on a daily basis. However, with the addition of GGP as one of the Nationwide Financial companies, the Adviser believes that it now has, through GGP, the capabilities to manage the Fund.


     Therefore, the Adviser believes that a better approach for the Fund is to modify the investment strategies to make the Fund more focused on a relatively small group of global equity investments than it is currently. The Adviser believes that the Fund, as so modified, will be more attractive to investors based on the Adviser's assessment of current market demand. Such a modification of investment strategies may also benefit the Fund by making its investment strategies compatible with the "Leaders" series of funds being developed by Villanova Capital, Inc., the Adviser's parent, and Nationwide. Thus, the Adviser anticipates that the Fund will benefit from the marketing initiative with respect to such "Leaders" funds. Since GGP is serving or will serve as the subadviser to each of the Leaders funds that have an international or global focus, the Adviser recommended to the Board that GGP be hired. Specifically, the Adviser based its recommendation upon:

     - GGP's strong international equity investment research and investment management capabilities, particularly the depth of experience and breadth of Gartmore's resources around the world.
     -    GGP's performance in managing international stocks.
     -    GGP's recent experience in managing a global equity focus fund.

BOARD OF TRUSTEES' CONSIDERATIONS

     At a regular meeting of the Board on September 27, 2001, the Board reviewed the Adviser's recommendation to hire GGP as a subadviser and to terminate the subadvisory agreement with J. P. Morgan. The Board reviewed a report from the Adviser that described in detail the basis for such recommendations and the overall proposal to modify the Fund's investment objectives and strategies as described above. The Board also reviewed the proposed amendment to the subadvisory agreement among the Trust, the Adviser and GGP, including the fees to be paid to GGP (which are the same as those currently paid to J. P. Morgan).



     Having carefully considered the Adviser's recommendations, the Board, including a majority of the Trustees who were not interested persons of the Adviser, J. P. Morgan or GGP, approved the termination of the subadvisory agreement with J. P. Morgan and the appointment of GGP to serve as the new subadviser to the Fund. The Board, in approving such termination, considered specifically: (1) the performance of the Fund since its inception and since its modification to a more concentrated fund from a more diversified fund;
(2) the Fund's size and recent sales activities and the Adviser's analysis for potential future asset growth; and (3) J. P. Morgan's commitment to help market and grow the Fund did not meet the Adviser's expectations. The Board thus determined that the Fund and its shareholders would likely benefit from a change in investment strategies as proposed by the Adviser and a change in subadviser.

     In deciding to approve GGP as the Fund's subadviser, the Board considered particularly GGP's over 30 years of global investment experience and depth of personnel and resources dedicated to international investing, including its 120 investment professionals. The Board also noted GGP's disciplined investment processes (E.G., portfolio construction and risk management) and dedication to proprietary investment research through its 35 research analysts focussing on Europe, the United States, global markets, Japan, and Pacific and emerging markets. Finally, the Board reviewed the details of the Adviser's proposed marketing program. The Trustees also considered (1) the Trust's and the Adviser's existing relationships with GGP, including GGP's position as a subadviser to the new international Leaders funds and other global series of the Trust and of Nationwide Mutual Funds, another registered investment company for which the Adviser provides investment advisory services ("NMF"), (2) the fees to be paid to GGP are the same as those currently payable to J. P. Morgan, and (3) the Adviser's overall recommendations to make the Fund a part of the Gartmore "Leaders" series of funds and the marketing plan which has been developed for these funds.


     Specifically, the Board of Trustees determined that, based upon the Adviser's report and experience with GGP, the proposed changes to the Fund, including the change to GGP as the subadviser, would likely benefit the Fund and its shareholders.

     The Board also approved an amendment to the subadvisory agreement among the Adviser, the Trust, and GGP, a copy of which is attached to this Proxy Statement as Appendix A. In doing so, the Board found that the compensation payable under the proposed subadvisory agreement, as so amended, with GGP was fair and reasonable in light of the nature and quality of the services to be provided and the expenses to be assumed by GGP under such subadvisory agreement.

     If the proposed subadvisory agreement with GGP is approved by shareholders of the Fund, the termination of the subadvisory agreement with J. P. Morgan and the appointment of GGP as a subadviser is expected to take effect on January 2, 2002.




COMPARISON OF SUBADVISORY AGREEMENTS



     The proposed subadvisory agreement with GGP (the "Proposed Agreement") is the same in all material respects (including fees) as the current subadvisory agreement with J. P. Morgan (the "Current Agreement"), except for the differences noted below. For more information about subadvisory fees, see "MORE ABOUT FEES AND EXPENSES" below on page 9.


     The Current Agreement was approved by the Board on October 6, 1997, was approved by the initial sole shareholder of the Fund on October 30, 1997, and took effect on October 31,

1997. The Current Agreement was most recently re-approved by the Board on May 31, 2001, as part of the annual renewal of all of the Trust's investment advisory and subadvisory agreements.



     The Current Agreement had an initial two-year term that ended on October 31, 1999, and, unless otherwise terminated, continues automatically for successive one-year terms ending October 31st provided that its continuance is approved annually by the Board. If approved at the Meeting, the Proposed Agreement is expected to take effect on or about January 2, 2002, will have an initial term ending June 30, 2003, and thereafter will continue automatically for successive one-year terms ending June 30th under the same terms and conditions as the Current Agreement. Each Agreement can be terminated on 60 days notice by the Adviser, the Trust on behalf of the Fund, or the subadviser, as parties to the Agreements, and both Agreements terminate automatically if they are assigned.

     The Adviser's responsibilities under the Current Agreement and the Proposed Agreement are the same. Under each Agreement, the Adviser is responsible for assigning a portion of the Fund's assets to each of the subadvisers (currently the Fund has only one subadviser) and for overseeing and reviewing the performance of the subadviser(s). The duties of GGP under the Proposed Agreement would be the same as the duties of J. P. Morgan under the Current Agreement. GGP will be required to manage the portion of the Fund's portfolio allocated to it (the portion currently managed by J. P. Morgan constituted 100% of the total assets in the Fund's portfolio as of November 19, 2001) in accordance with the Fund's investment objective and policies, subject to the supervision and control of the Adviser and the Board.


     The brokerage provisions of the Current Agreement and the Proposed Agreement are the same in all material respects. Under the Current Agreement, J.
P. Morgan is to establish and maintain accounts on behalf of the Fund, to purchase and sell securities on behalf of the Fund through brokers or dealers and to negotiate commissions to be paid on such transactions. In doing so, J. P. Morgan is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services. The Proposed Agreement contains provisions that are the same in all material respects.

     The provisions of the Current Agreement and the Proposed Agreement relating to the liability of the subadviser are substantially the same. Under the Current Agreement, J. P. Morgan and its affiliates and controlling persons cannot be held liable for any error of judgment or mistake of law to the Adviser, the Trust, the Fund or its shareholders in the absence of willful misfeasance, bad faith or gross negligence on the part of J. P. Morgan or a reckless disregard of its duties under the Current Agreement. The Current Agreement also provides that nothing in such agreement relieves J. P. Morgan from any of its obligations under federal and state securities laws and other applicable law. The Proposed Agreement contains provisions that are substantially the same.

     J. P. Morgan is required under the Current Agreement to indemnify the Adviser, the Trust, the Fund and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of J. P. Morgan's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law. The Proposed Agreement contains provisions that are substantially the same. The Current Agreement and the Proposed Agreement also each contain provisions pursuant to which the Adviser is required to indemnify the subadviser in certain circumstances. Under the Current Agreement, the Adviser is required to indemnify
J. P. Morgan and its affiliates and controlling persons for any liability or expenses incurred in connection with the Current Agreement except for liability or expenses resulting from J. P. Morgan's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law. Under the Proposed Agreement, the Adviser is only required to indemnify GGP and its affiliates and controlling persons for any liability or expenses sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law or the negligent use of performance information provided by GGP.

     The foregoing description of the Current Agreement and the Proposed Agreement is only a summary and is qualified in its entirety by reference to the text of the full agreements. A copy of the Proposed Agreement is attached hereto as Appendix A. A copy of the Current Agreement is on file with the SEC. Copies of the Current Agreement are available 1) in person at the SEC's Public Reference Room in Washington, D.C.; 2) by mail at the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 (for a fee); or 3) at the SEC's website - http://www.sec.gov.

OTHER INFORMATION REGARDING GGP

     GGP, located at 1200 River Road, Conshohocken, Pennsylvania 19428, is a Delaware general partnership and registered investment adviser. As of September 30, 2001, GGP had approximately $919 million in assets under management. The following table sets forth the name, address, and principal occupation of GGP's general partners and those individuals which comprise the management of GGP:




                                          TITLE WITH GGP &
            NAME                         OWNERSHIP INTEREST              PRINCIPAL OCCUPATION AND ADDRESS*
            ----                         ------------------              --------------------------------

Gartmore U.S. Limited          General Partner (controlling 50% of       Holding company
                               Gartmore)

Gartmore Securities Limited    General Partner (controlling 50% of       Holding company
                               Gartmore)

Glyn Parry James               Member of Management                      Chairman and Chief Executive Officer
                               Committee and Chairman and                of GGP
                               Chief Executive Officer

James R. Donatell              Member of Management                      Executive Vice President - Sales &
                               Committee and Executive Vice              Distribution of GGP
                               President - Sales & Distribution          1200 River Road



                                          TITLE WITH GGP &
            NAME                         OWNERSHIP INTEREST              PRINCIPAL OCCUPATION AND ADDRESS*
            ----                         ------------------              --------------------------------

                                                                         Conshohocken, Pennsylvania 19428

Donald J. Pepin, Jr.           Member of Management                      Managing Director of Business
                               Committee and Managing Director of        Development of GGP
                               Business Development                      1200 River Road
                                                                         Conshohocken, Pennsylvania 19428

Peter C. Chambers              Member of Management                      Head of Equities of GGP
                               Committee and Head of Equities

Stephen G. Watson              Member of Management                     Chief Investment Officer of GGP
                               Committee and Chief Investment
                               Officer


*Unless otherwise indicated, all of the above individuals can be contacted at Gartmore House, 8 Fenchurch Place, London, United Kingdom EC3M4PH.

     Each of Gartmore U.S. Limited and Gartmore Securities Limited is wholly-owned by Gartmore Investment Management plc, which is an indirect wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

     GGP currently serves as subadviser to one other series of a registered investment company, Gartmore Global Leaders Fund, a series of NMF, that has investment objectives similar to those of the Fund. The net assets and subadvisory fees, as of September 30, 2001, for the Gartmore Global Leaders Fund were $3,125,524 and 0.50% (calculated as an annual percentage of the Fund's average daily net assets), respectively.

MORE ABOUT FEES AND EXPENSES



     The Fund pays the Adviser an investment advisory fee at the following annual rates (calculated as a percentage of the Fund's average daily net assets):

                     FEE               ON ASSETS OF
                     ---               ------------
                     1.00 %            $0 up to $50 million
                     0.95%             $50 million and more

     The Adviser has voluntarily agreed to waive advisory fees and reimburse the Fund's expenses in order to limit total annual fund operating expenses for Class I shares to 1.20%;

however, this waiver may be discontinued upon prior written notice to holders of Class I shares of the Fund. During the fiscal year ended December 31, 2000, the Adviser was entitled to receive from the Fund advisory fees in the amount of $752,365, of which $165,649 were waived or reimbursed.

     J. P. Morgan receives a fee from the Adviser at the following annual rates (calculated as a percentage of the Fund's average daily net assets):

                     FEE              ON ASSETS OF
                     ---              ------------
                     0.60%            $0 up to $50 million
                     0.55%            $50 million and more

During the fiscal year ended December 31, 2000, J. P. Morgan was paid $438,800 by the Adviser. The fees payable to GGP under the Proposed Agreement are the same as those paid to J. P. Morgan. Therefore, if GGP had been a subadviser for the Fund for the fiscal year ended December 31, 2000, and assuming the same levels of Fund assets, GGP would have earned the same amount in subadvisory fees as J.P. Morgan.

CONCLUSION

     Approval of the subadvisory agreement with GGP requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the subadvisory agreement with GGP is not approved, J. P. Morgan will continue to manage the Fund as it does currently, the other proposed changes to the Fund's investment strategies likely will not be implemented, and the Board and the Adviser will need to consider other alternatives for the Fund.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.


                PROPOSAL 2 - AMENDMENT OF THE FUND'S FUNDAMENTAL
                   INVESTMENT POLICY REGARDING DIVERSIFCATION
                      TO CHANGE THE FUND FROM A DIVERSIFIED
                            TO A NON-DIVERSIFIED FUND

     As further explained above, the Fund is currently a "diversified" fund within the meaning of the Investment Company Act of 1940, as amended, and, as a result, has adopted the following fundamental policy:

     [The Fund]: May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     As described in this fundamental investment policy, currently the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer nor own 10% of the outstanding voting securities of any one issuer. Since this investment policy is "fundamental," such policy may not be modified or amended without shareholder approval.


     The Adviser and the Board are proposing that shareholders of the Fund approve the change in the Fund's classification from diversified to non-diversified, which would mean that the Fund would no longer be subject to the above limitation. Having approved a recommendation to modify the Fund's investment strategy to focus the Fund's portfolio to a smaller number of holdings (approximately 30 holdings), the Adviser and the Board believe that the change to the Fund's classification will enable the Fund to operate more effectively as a fund with a more "focused" global equity portfolio and to provide greater potential for increased investment returns.


     The practical effect of the proposed change in the Fund's classification from a diversified to a non-diversified fund is to permit the Fund to invest a greater portion of its portfolio in a smaller number of issuers. As a non-diversified fund, the Fund would be exposed to a greater risk of volatility and loss, because the Fund may hold larger positions in a smaller number of securities than a diversified fund. As a consequence, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Also, because the Fund intends to focus its portfolio on approximately 30 holdings, this risk may be further increased. However, the Adviser and the Board believe that the potential increase in risk is appropriate given the proposed changes to the Fund's investment strategies and the potential for increased investment returns.

     If Proposal 2 is approved by shareholders, the Fund would continue to be subject to the diversification standards imposed by the Internal Revenue Code of 1986, as amended (the "Code"), with which all mutual funds that wish to qualify for the favorable tax treatment afforded by the Code must comply. As such, the Fund would be required to comply with the following diversification policy:

     The Fund's holdings must be diversified so that at the end of each tax quarter (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.


     Approval of the change in the Fund's classification from a diversified to a non-diversified fund requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the change in the Fund's classification is not approved, the Fund will continue to be managed as a diversified fund.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

                    FURTHER INFORMATION REGARDING THE ADVISER
                           AND OTHER SERVICE PROVIDERS

     The Adviser is a wholly-owned subsidiary of Villanova Capital, Inc. ("VCI"). Both the Adviser and VCI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Nationwide Financial Services, Inc., a holding company ("NFS"), owns 96% of the outstanding common stock of VCI. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for each of these entities (other than VCI and the Adviser) is One Nationwide Plaza, Columbus, Ohio 43215. Joseph J. Gasper and Arden L. Shisler, each of whom is a Trustee of the Trust and an officer or director of the Adviser or one of its affiliates, own less than 1% of the outstanding Class A common stock of NFS. Paul J. Hondros, a trustee of the Trust and President and Chief Executive Officer of the Adviser, currently owns approximately 4% of the outstanding common stock of VCI which he received as part of VCI's organization in 1999 and in connection with his annual compensation. Mr. Hondros is also entitled to receive certain additional shares of VCI common stock contingent upon VCI's achieving certain performance objectives in 2000 and 2001 and has been granted options to purchase shares which vest according to a five year schedule. Assuming Mr. Hondros achieves such objectives and exercises such options, his aggregate share ownership of VCI would equal approximately 5%.



     Certain affiliates of the Adviser provide services to the Fund and are compensated for such services. None of these services or the fees paid for them (as described below) will be affected by the proposed change in subadvisers. Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), 1200 River Road, Conshohocken, Pennsylvania 19428, a wholly-owned subsidiary of VCI, provides various fund administration and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays VSA the following annual fee which is based on the Fund's average daily net assets: 0.07% on assets up to $250 million, 0.05% on assets of $250 million up to $1 billion, and 0.04% on assets of $1 billion and more.

     For the fiscal year ended December 31, 2000, the Fund paid VSA a total of $72,292 under the Fund Administration Agreement for its services.

     Nationwide Advisory Services, Inc. ("NAS"), a wholly owned subsidiary of NFS, One Nationwide Plaza, Columbus, Ohio 43215, serves as the Fund's principal underwriter. In its capacity as principal underwriter, NAS is available to receive purchase orders and redemption requests relating to Shares of the Fund. NAS will continue to serve as the Trust's principal underwriter until Villanova Distribution Services, Inc. (to be renamed Gartmore Distribution Services, Inc. ("GDSI")), another affiliate of the Adviser, obtains the approvals necessary to become the Trust's underwriter. It is anticipated that GDSI will become the Trust's principal underwriter on or before January 1, 2002.

     In addition, Nationwide Investors Services, Inc. ("NISI"), a wholly-owned subsidiary of VSA, 1200 River Road, Conshohocken, Pennsylvania 19428, serves as transfer agent and dividend disbursing agent for the Fund. For these services, NISI receives an annual fee from the Fund of 0.01% of average daily net assets of the Fund. For the fiscal year ended December 31, 2000, NISI received $7,523 from the Fund for its services.


     The Fund has also adopted an Administrative Services Plan pursuant to which the Fund may pay fees to brokers and other entities who provide administrative support services to the Fund. As authorized by the Administrative Services Plan, the Trust, on behalf of the Fund, has entered into a Servicing Agreement with NFS pursuant to which NFS receives a fee computed at the annual rate of 0.25% of the average daily net assets represented by Shares of the Fund held by customers of NFS. For the fiscal year ended December 31, 2000, the Fund paid NFS a total of $52,667 under such Servicing Agreement for NFS' services.

                             PRINCIPAL SHAREHOLDERS

     As of October 15, 2001, to the Trust's knowledge, the following were the only persons who had or shared voting or investment power over more than 5% of the outstanding Class I Shares of the Fund (no other classes of shares are currently authorized):


                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF SHAREHOLDERS            VOTING AND INVESTMENT POWER
--------------------------------            ---------------------------


Nationwide Variable Account I-4 of                   Shared voting and investment power over
Nationwide Life Insurance Company                    2,316,204.6 Shares of the Fund representing
One Nationwide Plaza                                 33.669% of the Fund's outstanding Shares.(1)
Columbus, Ohio  43215

Nationwide Variable Account-9 of                     Shared voting and investment power over
Nationwide Life Insurance Company                    3,826,838.9 Shares of the Fund representing
One Nationwide Plaza                                 55.628% of the Fund's outstanding Shares.(1)
Columbus, Ohio  43215

Nationwide Life Insurance Company                    Shared voting and investment power over
One Nationwide Plaza                                 557,572.194 Shares of the Fund representing
Columbus, Ohio 43215                                 8.105% of the Fund's outstanding Shares.



---------------------
(1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from variable contract owners.

     As of October 15, 2001, the Trustees and executive officers of the Trust as a group owned less than 1% of the outstanding Shares of the Fund.

                              SHAREHOLDER PROPOSALS


     Because the Trust and the Fund do not hold regular shareholder meetings, there is currently no specific date by which shareholder proposals intended to be presented at future meetings of Shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices within a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card and voting instructions relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.


                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Fund on the Proposals at the Meeting shall constitute a quorum for purposes of voting upon the Proposals at the Meeting. However, in some instances, an action may be required by law or by the Trust's Amended Declaration of Trust to be taken by the holders of a larger or different proportion of Shares. Abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists.

     For purposes of determining whether a Proposal has been approved, abstentions and broker non-votes will be counted as "against" that Proposal. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.

     The Adviser will bear all costs in connection with the solicitation of proxies from shareholders of the Fund. It is not currently expected that there will be any solicitation other than by mail.

                                                   By Order of the Trustees




                                                   Kevin S. Crossett, Secretary

November 19, 2001

                                   APPENDIX A
                                   ----------

                              SUBADVISORY AGREEMENT
                              ---------------------


     THIS AGREEMENT is made and entered into on this 15th day of August, 2001, among Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), Villanova Mutual Fund Capital Trust (the "Adviser"), a Delaware business trust registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Gartmore Global Partners, a Delaware general partnership (the "Subadviser"), also registered under the Advisers Act.


                              W I T N E S S E T H :

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Advisory Agreement with the Trust dated as of November 1, 1997 (the "Advisory Agreement") as subsequently amended, been retained to act as investment adviser for certain of the series of the Trust which are listed on Exhibit A to this Agreement (each, a "Fund");

     WHEREAS, the Subadviser is regulated by the Securities and Exchange Commission as an investment adviser under the Advisers Act and is also regulated by the Investment Management Regulatory Organization Limited ("IMRO") of the United Kingdom in the conduct of its investment business and is a member of IMRO;

     WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Trust's assets which the Adviser will assign to the Subadviser (the "Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties do mutually agree and promise as follows:

     1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

     2. DUTIES OF SUBADVISER.

          (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase, hold and sell investments for the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

          The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, information concerning a Fund, their funds available, or to become available, for investment and generally as to the conditions of a Fund's or Trust's affairs. In particular, but without prejudice to the generality of the foregoing, the Adviser shall authorize and instruct the Trust's custodian to provide such information to the Subadviser as it may reasonably require, and to act upon the Subadviser's instructions given in the proper performance by the Subadviser of this Agreement.

          (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund's overall compliance with the 1940 Act and the Code and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Subadviser, and with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement. Notwithstanding the foregoing, the Adviser acknowledges that the Subadviser may also be subject to requirements by IMRO, and will comply with such requirements to the extent they are not inconsistent with applicable federal and state laws and regulations in the United States. At a minimum, the Subadviser must comply with the laws of the United States, but may also choose to comply with more stringent IMRO requirements if the Subadviser deems necessary.

          The Adviser will also provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner following the Adviser's written request such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust's Registration Statement on Form N-1A.

          (c) VOTING OF PROXIES. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of a Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

          (d) AGENT. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of managing the Subadviser Assets, and executing account documentation, agreements, contracts and other documents as the Subadviser shall enter into with brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

          (e) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers ("brokers") as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion. Notwithstanding the foregoing, the Adviser acknowledges that the Subadviser may also be subject to requirements by IMRO, and will comply with such requirements to the extent they are not inconsistent with applicable federal and state laws and regulations in the United States. At a minimum, the Subadviser must comply with the laws of the United States, but may also choose to comply with more stringent IMRO requirements if the Subadviser deems necessary.

          It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

          (f) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund only if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

          The Subadviser, including its Access Persons (as defined in subsection
     (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Trust's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Trust's Code of Ethics with respect to the Subadviser Assets or (ii) identify any violations which have occurred with respect to the Subadviser Assets.

          (g) BOOKS AND RECORDS. The Subadviser shall maintain separate detailed records of all matters pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are property of the Trust; however, nothing in this clause shall be interpreted to provide the Adviser or the Trust with any property right in any software used by the Subadviser to maintain such records. The Fund's Records (relating to the Subadviser Assets) shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser during any day that the relevant Fund is open for business. The Trust acknowledges that the Subadviser may be obligated under applicable law and regulation to maintain copies of the Fund's Records for certain periods prescribed by such law and regulation and that it will permit the Subadviser to maintain such records as may be so required both during the term of this Agreement and thereafter.

          (h) INFORMATION CONCERNING SUBADVISER ASSETS AND SUBADVISER. From time to time as the Adviser or the Trust may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Subadviser Assets held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio management team(s) responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets.

          The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser, and as may be reasonably requested from time to time, and may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, as amended (the "Securities Act"), and any rule or regulation thereunder.

          (i) CUSTODY ARRANGEMENTS. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Fund Investments.

          (j) HISTORICAL PERFORMANCE INFORMATION. To the extent agreed upon by the parties, the Subadviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law. The Trust and the Adviser both acknowledge that the Subadviser may be bound by applicable law and regulation which may restrict its ability to disclose such information, and this Agreement shall not be construed as requiring the Subadviser to disclose any such information where such disclosure would result in the Subadviser being in breach of such applicable law or regulation.

     3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

     4. EXPENSES. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, including any tax arising on any transaction, if any) purchased for a Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Funds or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. COMPENSATION. For the services provided and the expenses assumed with respect to a Fund and the Subadviser Assets pursuant to this Agreement, the Subadviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets' average daily net assets.

     The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares of that Fund as described in a Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

     6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Trust as follows:

          (a) The Subadviser is registered as an investment adviser under the Advisers Act;

          (b) The Subadviser has filed a notice of exemption pursuant to Section
     4.14 under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association ("NFA"), or is not required to file such exemption;

          (c) The Subadviser is a partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action by the Subadvisers board of directors or shareholders and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     7. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act;

          (b) The Adviser has filed a notice of exemption pursuant to Section
     4.14 under the CEA with the CFTC and the National Futures Association or is exempt from doing so;

          (c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement, the appointment of the Subadviser and the delegation to the Subadviser of the duties and powers delegated to it under this Agreement, are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders or managing unitholder, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents and warrants to the Adviser and the Subadviser as follows:

          (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

          (b) The Trust is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act: and

          (c) The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. LIABILITY AND INDEMNIFICATION.

          (a) LIABILITY. The Subadviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of a Fund's shareholders, in connection with the matters to which this Agreement relates. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

          (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust and the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. Notwithstanding any other provision in this Agreement, the Subadviser will indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons shall not be indemnified for a loss or expense resulting from their negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

          The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA, or as a result of any negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws on the part of the Adviser in the reliance upon and/or use of any historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information or similarly managed investment companies.

     11. DURATION AND TERMINATION.

          (a) DURATION. This Agreement begins effective as of the date referenced above, after which point the assets of the Fund(s) shall be transferred to the management of the Subadviser under the terms of this Agreement. Unless sooner terminated, this Agreement shall continue until June 30, 2003, with respect to any Fund covered by the Agreement initially and for an initial two-year period for any Fund subsequently added to the Agreement, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Funds represented at a meeting if holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy or (b) more than 50% of the outstanding shares of the Funds; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
     Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

               (i) By vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon at least 60 days' written notice to the Subadviser;

               (ii) By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

               (iii) By the Subadviser upon at least 60 days' written notice to the Adviser and the Trust.

     This Agreement shall not be assigned (as such term is defined in the 1940
     Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. Upon termination of this Agreement, the Trust will immediately discontinue the use of the historical performance information provided by the Subadviser provided under Section 2(j) hereof.

          Termination will be without prejudice to the settlement of any outstanding fees and the completion of transactions already initiated. If on termination any money is due or will or may become due in the future as a result of a commitment entered into by the Subadviser ("an outstanding amount") then the Subadviser may at its discretion sell such of the Subadviser Assets as it may in its discretion select in order to realize funds sufficient to cover any outstanding amount (but only to the extent that insufficient funds are otherwise available for the purpose). The Subadviser may also cancel, close out, terminate or reverse any transaction or enter into any other transaction or do anything which has the effect of reducing or eliminating any outstanding amount or of reducing or eliminating any liability under any contracts, positions or commitments undertaken under this Agreement.

     12. DUTIES OF THE ADVISER.

          (a) RESPONSIBILITY FOR OTHER SERVICES. The Adviser shall continue to have responsibility for all services to be provided to the Trust pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Trust.

          (b) DELIVERY OF DOCUMENTS. The Adviser will provide the Subadviser with copies of each of the following:

               (i) The Trust's Certificate of Trust and Declaration of Trust;

               (ii) The most recent Prospectus and Statement of Additional Information relating to the Trust;

               (iii) The Trust's Bylaws; and

               (iv) The Trust's Code of Ethics.

          The Adviser will notify the Subadviser as soon as it becomes aware of any change in the above documents, and supply a copy of the amended document or documents. The Subadviser shall not be liable either for the breach of any provision or otherwise under this Agreement, where such breach or other liability relates to a failure to comply with the above documents, in circumstances where the Subadviser was not aware at the relevant time of the amendment of the relevant document or documents and, if not for such amendment, such breach or other liability would not have occurred.

     13. REFERENCE TO SUBADVISER. Neither the Adviser nor any Affiliate or agent of it shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except I references concerning the identity of and services provided by the Subadviser to the Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

     14. AMENDMENT. This Agreement may be amended by mutual written consent of the parties, provided that the terms of any material amendment shall be approved by: a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15. CONFIDENTIALITY. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with the terms of this Agreement and applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

     16. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

          (a)  If to the Subadviser:

               Gartmore Global Partners
               1200 River Road
               Conshohocken, PA 19428
               Attention: Associate General Counsel
               Facsimile: (484) 530-1323

          (b)  If to the Adviser:

               Villanova Mutual Fund Capital Trust
               1200 River Road
               Conshohocken, PA 19428
               Attention:  Associate General Counsel
               Facsimile:  (484) 530-1323

          (c)  If to the Trust:

               Nationwide Separate Account Trust
               One Nationwide Plaza
               Columbus, OH  43215
               Attention:  Office of General Counsel
               Facsimile:  (614) 249-2418

     17. JURISDICTION. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the Commonwealth of Massachusetts without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

     19. CERTAIN DEFINITIONS. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     22. TRUST AND ITS TRUSTEES. The Trust is a business trust organized under a Declaration of Trust dated as of June 30, 1981, as has been or may be amended from time to time, and to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of Nationwide Separate Account Trust's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Nationwide Separate Account Trust. Such obligations are not binding upon any of the Trustees, shareholders, officers, or employees of the Trust personally, but bind only the assets of the Trust. All persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     23. AGENT NOT PRINCIPAL. The Subadviser shall enter into transaction under this Agreement as agent on behalf of the Adviser or Trust and not as principal.

     24. SOFT COMMISSIONS. The subadviser may effect transactions under the Agreement with or through the agency of a person who provides services under a Soft Commission Agreement, as defined in the rules of IMRO, and will report such transactions to the Adviser upon request. All such transactions must comply with applicable federal and state regulations in the United States and any mutually agreed upon policies and procedures.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.



                                           TRUST
                                           Nationwide Separate Account Trust

                                           By:   /s/ Gerald Holland
                                           Name:  Gerald Holland
                                           Title:

                                           ADVISER
                                           Villanova Mutual Fund Capital Trust

                                           By:   /s/ Thomas Sipp
                                           Name:  Thomas Sipp
                                           Title:

                                           SUBADVISER
                                           Gartmore Global Partners

                                           By:   /s/ James Donatell
                                           Name: James Donatell
                                           Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                      AMONG
                      VILLANOVA MUTUAL FUND CAPITAL TRUST,
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                          AND GARTMORE GLOBAL PARTNERS

                           EFFECTIVE JANUARY ___, 2002

FUNDS OF THE TRUST                SUBADVISORY FEES
------------------                ----------------

Nationwide Small Company Fund     0.60% of the Subadviser Assets

Nationwide Global 50 Fund         0.60% on Subadviser Assets up to $50 million
                                  and 0.55% for Subadviser Assets of $50 million or more

PROXY CARD             SPECIAL MEETING OF SHAREHOLDERS               PROXY CARD
                      NATIONWIDE SEPARATE ACCOUNT TRUST


                            Nationwide Global 50 Fund
                                December 27, 2001

                         Proxy Solicited By The Trustees

The undersigned, revoking all previous proxies, hereby appoint(s) Mary Fran Ennis and William Baltrus, or either one of them, attorneys, with full power of substitution, to vote all shares of Nationwide Global 50 Fund ("Fund"), a series of Nationwide Separate Account Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Thursday, December 27, 2001 at 11:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by any one of said proxy holders or substitutes voting or acting. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.



Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                         NOTE: Please sign exactly as your name appears on this Proxy Card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


                         ------------------------------------------------------
                         Signature


                         ------------------------------------------------------
                         Signature of joint owner if any


                         -------------------------- , 2001
                         Date


                    IMPORTANT: PLEASE SIGN, DATE, AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposals.

IF NO SPECIFICATION IS MADE BELOW, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---


    1. To approve a subadvisory agreement with          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
    Gartmore Global Partners, so that Gartmore
    Global Partners will replace J. P. Morgan
    Investment Management, Inc. as the subadviser
    for the Fund.

    2. To amend to the Fund's fundamental               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
    policy regarding diversification to change
    the Fund from a diversified to a non-diversified
    fund.



                                    IMPORTANT
                                    ---------
              PLEASE SIGN, DATE AND MAIL IN YOUR PROXY . . . TODAY

VOTING INSTRUCTIONS    SPECIAL MEETING OF SHAREHOLDERS      VOTING INSTRUCTIONS
                       NATIONWIDE SEPARATE ACCOUNT TRUST
                           Nationwide Global 50 Fund

                               December 27, 2001

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking all previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all of the shares of Nationwide Global 50 Fund ("Fund"), a series of Nationwide Separate Account Trust, attributable to his or her variable annuity or variable life insurance contract as of October 15, 2001, at the Special Meeting of Shareholders of the Fund to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Thursday, December 27, 2001, at 11:00 a.m., Eastern Time, and at any adjournments thereof. These Voting Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.


Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.


                                NOTE: Please sign exactly as your name
                                appears on this Voting Instruction Form.
                                When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.


                                -----------------------------------------------
                                Signature


                                -----------------------------------------------
                                Signature of joint owner if any


                                ------------------------------ , 2001
                                Date


                    IMPORTANT: PLEASE SIGN, DATE, AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposals.

IF NO SPECIFICATION IS MADE BELOW, THESE VOTING INSTRUCTIONS SHALL BE CONSIDERED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                        ---


    1. To approve a subadvisory agreement with             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
    Gartmore Global Partners, so that Gartmore
    Global Partners will replace J. P. Morgan
    Investment Management, Inc. as the subadviser
    for the Fund.

    2. To amend the Fund's fundamental                     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
    policy regarding diversification to change
    the Fund from a diversified to a non-diversified
    fund.



                                    IMPORTANT
     PLEASE SIGN, DATE AND MAIL IN YOUR VOTING INSTRUCTION FORM . . . TODAY